UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            March 25, 2003

Commission	Registrant, State of Incorporation,	IRS Employer
File Number	Address, and Telephone Number	Identification No.

2-26720	Louisville Gas and Electric Company	61-0264150
(A Kentucky Corporation)
220 West Main Street
P.O. Box 32010
Louisville, Ky. 40232
(502) 627-2000

1-3464	Kentucky Utilities Company	61-0247570
(A Kentucky and Virginia Corporation)
One Quality Street
Lexington, Kentucky 40507-1428
(859) 255-2100

This combined Form 8-K is separately filed by Louisville Gas and Electric Company and Kentucky Utilities Company.  Information contained herein relating to any individual registrant is filed by such registrant on its own behalf and each registrant makes no representation as to information relating to the other registrant.

Item 9.                    Regulation FD Disclosure

                On March 25, 2003, in connection with the filing of the respective Annual Reports on Form 10-K of Louisville Gas and Electric Company and Kentucky Utilities Company (each, the “Company”) for the year ended December 31, 2002 (the “Report”), the Chairman, President and Chief Executive Officer and the Chief Financial Officer of each Company respectively certified, pursuant to and solely for the purposes of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

“(1)                            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.”

Additionally, the Report itself included the separate certifications required by 15 U.S.C. § 78m(a), as adopted pursuant to § 302 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                Louisville Gas and Electric Company

Dated:	March 25, 2003	By:	/s/ John R. McCall
Executive Vice President,
General Counsel and
Corporate Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                Kentucky Utilities Company

Dated:	March 25, 2003	By:	/s/ John R. McCall
Executive Vice President,
General Counsel and
Corporate Secretary